SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                   FORM 8-K
                             _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           COMMISSION FILE NO.: 0-28887



                         Date of Report: October 27, 2004



                              TELCO-TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                                22-3328734
 ---------------------------------------------------------------------------
 (State of other jurisdiction of                         (IRS Employer
  incorporation or organization                          Identification No.)


       111 Howard Street, Suite 108, Mt. Arlington New Jersey     07856
       ----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


                                 (973) 398-8183
              --------------------------------------------------
              (Registrant's telephone number including area code)


                 68 Skyview Terrace, Clifton New Jersey     07013
           ----------------------------------------------------------
           (Former address, if changed since last report)  (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OF ASSETS
Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 5.02 DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On October 27, 2004, Telco-Technology, Inc. ("Telco") acquired from GreenSpace Capital, L.L.C., and Acutus Capital, L.L.C. the outstanding capital stock of GreenWorks Corporation ("GreenWorks"). In exchange for the GreenWorks shares, Telco issued to each of the selling shareholders 500,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock") and a
demand promissory note in the principal amount of $100,000.   The Preferred
Stock is entitled to vote with the common stock on all matters. Each share of Preferred Stock is convertible into 100 shares of common stock at any time
after December 31, 2005.   The number of votes which may be cast by a holder
of shares of Preferred Stock will be equal to the number of shares of the common stock into which the Preferred Stock could be converted (an aggregate of 100,000,000 prior to any adjustment).

     On October 27, 2004 Telco entered into a Consulting Agreement with Donalson Capital Corporation. Donalson Capital Corporation is owned by Donald
McKelvey, who was the President and majority shareholder of Telco until October 27, 2004, when he sold the majority of his shares to GreenSpace
Capital and Acutus Capital.  The Consulting Agreement provides that Mr.
McKelvey will render financial and management advisory services to Telco until October 27, 2005. In compensation for his services, Telco will issue shares of common stock to Mr. McKelvey once each month for the first eight months in the term of the contract. The number of shares issued each month will equal the product of $24,375 divided by the average closing market price of Telco common stock for the thirty trading days preceding the date of issuance. The number of shares issued in the first monthly allotment will be 902,778.

     On October 21, 2004 Telco sold to Cornell Capital Partners, LP a 5% Secured Convertible Debenture in the principal amount of $500,000 (the "Debenture"). Telco obtained net proceeds of $425,000, after payment of a $60,000 commitment and structuring fee to Cornell Capital Partners as well as a $15,000 fee relating to the Standby Equity Distribution Agreement discussed below. Interest that accrues on the Debenture is payable at maturity. The principal amount of the Debenture is payable on October 21, 2007. However the principal amount of the Debenture will be automatically converted into Telco common shares on October 21, 2006. Prior to that date, the holder of the Debenture has the option to convert the accrued interest and principal amount of the Debenture into Telco common shares at any time. Whenever the principal amount of the Debenture is converted into common shares, whether automatically or by the holder, the conversion price will equal the lesser of
(a) 120% of the closing bid price on the conversion date or (b) 80% of the lowest closing bid price for the five trading days preceding the conversion date.

     On October 27, 2004 Telco utilized a portion of the proceeds of the Debenture to satisfy its $200,000 in notes payable to GreenSpace Capital and Acutus Capital, which were issued as partial consideration for Telco's acquisition of GreenWorks.

     On October 21, 2004 Telco entered into a Standby Equity Distribution Agreement ("SEDA") with Cornell Capital Partners, LP. The SEDA will become effective on the date on which the Securities and Exchange Commission declares effective a registration statement containing a prospectus that will permit Cornell Capital Partners to resell to the public any common shares that it acquires from Telco. The SEDA provides that during the two years commencing on the effective date of the SEDA Telco may demand that Cornell Capital Partners purchase shares of common stock from Telco. Telco may make a demand no more than once every eight trading days. The maximum purchase price on each demand is $250,000. The aggregate maximum that Telco may demand from Cornell Capital Partners is $5,000,000. The number of shares that Cornell Capital Partners will purchase after a demand will be determined by dividing the dollar amount demanded by a per share price. The per share price used will be 95% of the lowest daily volume-weighted average price during the five trading days that follow the date a demand is made by Telco. Cornell Capital Partners is required by the Agreement to pay each amount demanded by Telco, unless (a) there is no prospectus available for Cornell Capital Partners to use in reselling the shares, (b) the purchase would result in Cornell Capital Partners owning over 9.9% of Telco's outstanding shares, or (c) the representations made by Telco in the Agreement prove to be untrue.

     In consideration for the execution of the SEDA, Telco issued to Cornell Capital Partners a non-interest-bearing Convertible Debenture in the principal amount of $250,000. The principal amount of the Debenture is payable on October 21, 2007. However the principal amount of the Debenture will be automatically converted into Telco common shares on that date. Prior to October 21, 2007, the holder of the Debenture has the option to convert the principal amount of the Debenture into Telco common shares at any time. Whenever the principal amount of the Debenture is converted into common shares, whether automatically or by the holder, the conversion price will equal the lowest volume weighted average price for the common stock during the five trading days preceding the conversion date.

         Security Ownership of Certain Beneficial Owners and Management

     Upon the closing of the acquisition of GreenWorks by Telco, there were 28,974,944 shares of Telco common stock issued and outstanding as well as 1,000,000 shares of Series A Preferred Stock convertible into 100,000,000 common shares, or 128,974,944 common shares on a fully-diluted basis. The following table sets forth the number of Telco shares beneficially owned by each person who, as of the closing, will own beneficially more than 5% of either class of Telco's voting stock, as well as the ownership of such shares by each director of Telco and the shares beneficially owned by the new directors as a group.

                               Amount of
Name and                       Beneficial                           Aggregate
Address of                     Ownership         Percent of Class  Percent of
Beneficial                 --------------------  ----------------    Voting
Owner                      Common     Preferred  Common Preferred     Power
-----------------------------------------------------------------------------
James L. Grainer                 -- (1)      --   0%(1)     0%         0%

All directors as a group
 (1 person)                      -- (1)      --   0%(1)     0%         0%

Greenspace Capital, LLC   7,033,938     500,000  24.3%     50%      44.2%
P.O. Box 284
Mt. Arlington, NJ 07856

Acutus Capital, LLC       7,033,938     500,000  24.3%     50%      44.2%
411 Hackensack Ave.
Hackensack, NJ 07601
_________________________________

(1) Mr. Grainer has an understanding with GreenWorks that shortly after the closing of the acquisition of GreenWorks by Telco, Telco will issue common shares to Mr. Grainer to compensate him for services rendered in connection with GreenWorks' acquisition of Enviro-Sciences, Inc. The number of shares that will be issued has not yet been determined.

                      Directors and Executive Officers

     On October 27, 2004 Donald McKelvey and Robert McKelvey resigned from their positions as the officers and directors of Telco. Their resignations were a condition for the acquisition of GreenWorks by Telco.

     This table identifies the officers and the members of Telco's Board of Directors after its acquisition of GreenWorks. Directors serve until the next annual meeting of shareholders and until their successors are elected and qualify. Officers serve at the pleasure of the Board of Directors.

                                                                Director
Name                    Age     Position with the Company       Since
------------------------------------------------------------------------------
James L. Grainer        50      Director, Chief Executive        2004
                                Officer, Chief Financial Officer

     James L. Grainer. Mr. Grainer has made his career in the fields of investment banking and financial management and accounting. Since June 2004 Mr. Grainer has been a consultant to GreenWorks Corporation, assisting GreenWorks in connection with its acquisition of Enviro-Sciences, Inc. From 2003 until June 2004 Mr. Grainer was the Chief Financial Officer of Polo Linen, where he was responsible for that company's financial management and was involved in all aspect of strategic management. From 2001until 2003 Mr. Grainer was the Managing Director of Investment Banking and Head of the Investment Banking Group at Zanett Securities, a merchant banking firm located in New York City. From 1992 until 2001 Mr. Grainer was a Managing Director in the Investment Banking Group at Prudential Securities, where he served as a member of the Management Committee for the Prudential Securities Private Equity Fund and held other financial management positions. Prior to joining Prudential Securities, Mr. Grainer was employed by Deloitte & Touche, Mr. Grainer is licensed as a certified public accountant in the State of New York.

Nominating and Audit Committee

     The Board of Directors does not have an audit committee or a nominating committee, due to the small size of the Board. Mr. Grainer, however, is an "audit committee financial expert" within the definition given by the Regulations of the Securities and Exchange Commission, by reason of his experience in public accounting and as a financial officer.

Code of Ethics

     Telco does not have a written code of ethics applicable to its executive officers. The Board of Directors has not adopted a written code of ethics because there is only one member of management.

Shareholder Communications

     The Board of Directors will not adopt a procedure for shareholders to send communications to the Board of Directors until it has reviewed the merits of several alternative procedures.

Executive Compensation

     Mr. Grainer has not received compensation from either Telco, GreenWorks, Enviro-Sciences, Inc. or any affiliate of any of them.

Related Party Transactions

     Since June 2004 Mr. Grainer has been acting as a consultant to GreenWorks Corporation. In that role, he has assisted in negotiating the acquisition by GreenWorks of the business and certain assets of Enviro-Sciences, Inc., and has performed due diligence for GreenWorks in connection with that acquisition. The acquisition of Enviro-Sciences, Inc. by GreenWorks was completed immediately prior to the acquisition of GreenWorks by Telco. In compensation for his services, GreenWorks has agreed that after the acquisition Telco will issue shares of common stock to Mr. Grainer. The number of shares to be issued will be determined by agreement among Mr. Grainer and the shareholders of GreenWorks.

                           Business of the Company

     Telco today has one asset: the outstanding shares of GreenWorks. GreenWorks was recently organized for the purpose of acquiring Enviro-Sciences, Inc. ("ESI"). It acquired the business and assets of ESI immediately prior to the acquisition of GreenWorks by Telco. As a result, the business of Telco is now the business carried on prior to this date by ESI.

     Since 1975 ESI has been engaged in the business of providing consulting, technical, engineering and construction services to alleviate the environmental problems of its clients. ESI's clients include Fortune 100 and other industrial companies, commercial firms, engineering and construction contractors, law firms, utilities, real estate developers and government entities. Among the services currently provided by ESI are:

     * Environmental Auditing. ESI's audits typically involve the identification of areas of potential environmental problems that should be addressed in connection with regulatory compliance, property transactions, or business divestitures or acquisitions. ESI couples the results of its audits with recommendations for a remedial program to resolve the outstanding issues identified in the audit.

     * Site Assessment Services. ESI provides assessment services to delineate and model the location, extent and migration of contaminated media. These services are often provided subsequent to an ESI site audit.

     * Environmental Compliance Services. Among the environmental compliance services provided by ESI are air quality permitting, monitoring and modelling, preparation of compliance plans, stormwater and wastewater permitting, and TSDF audits.

     * Toxicology and Risk Assessment Services. These services are often provided to satisfy regulatory requirements for product advocacy and defence. ESI also offers epidemiological research to provide defensible solutions to chemical exposures or releases.

     * Engineering Services. ESI engineers have successfully designed, permitted and implemented environmental remediation systems using a wide array of technologies.

     In addition, ESI has developed an active Brownfields program designed to take properties through cleanup to redevelopment. In some cases, ESI purchases the contaminated property for its own account, performs the remediation, and redevelops the property. Telco intends to devote substantial efforts to expanding this aspect of ESI's business plan.

     ESI markets its services directly to prospective clients. A great portion of ESI's business is generated by referrals from existing clients. ESI competes in an industry populated by a multitude of large and small environmental companies. ESI's strategy for achieving competitive advantage is to offer complete turnkey solutions that it implements within a fixed budget and on time.

     ESI currently has 19 full time employees. Five are involved in administration. The remainder perform technical functions in connection with ESI's service projects.

Item 9.01            Financial Statements and Exhibits

Financial Statements

Telco-Technology, Inc. Pro Forma Combined Financial Statements - to be filed by amendment.

Financial Statements of GreenWorks Corporation for the period ending June 30, 2004 (unaudited) - to be filed by amendment.

Audited Financial Statements of Enviro-Sciences, Inc. for the years ended December 31, 2003 and 2002 - to be filed by amendment.

Financial Statements of Enviro-Sciences, Inc. for the six months ended June 30, 2004 and 2003 (unaudited) - to be filed by amendment.


Exhibits
--------

10.1	Share Purchase and Sale Agreement by and among GreenWorks Corporation,
GreenSpace Capital, L.L.C. , Acutus Capital, L.L.C. and the Company, dated September 24, 2004 - filed as an exhibit to the Registrant's
Current Report on Form 8-K dated September 24, 2004.

10.2	Certificate of Designation of Series A Convertible Preferred Stock

10.3 Consulting Agreement dated October 21, 2004 between Telco-Technology, Inc. and Donalson Capital Corporation.

10.4	5% Secured Convertible Debenture dated October 21, 2004 issued to
Cornell Capital Partners, LP

10.5	Standby Equity Distribution Agreement dated October 21, 2004 between
Telco-Technology, Inc. and Cornell Capital Partners, LP

10.6	Convertible Debenture dated October 21, 2004 issued to Cornell Capital
Partners, LP

99.1  	Press Release dated October 28, 2004.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				TELCO TECHNOLOGY, INC.

Dated:  October 27, 2004        By:  /s/ James L. Grainer
                                ---------------------------
                                James L. Grainer, Chief
                                 Executive Officer